



Regency Energy Partners LP

NAPTP MLP Investor Conference

May 22, 2013



Forward-Looking Statements and Other Disclaimers

This presentation includes "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give any assurance that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include: volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for Regency Energy Partners LP (Partnership) as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking statements.

These and other risks, and uncertainties are discussed in more detail in filings made by the Partnership with the Securities and Exchange Commission, which are available to the public. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

We also use non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to our GAAP financial statements are included in the Appendix. These non-GAAP measures should not be considered as a substitute for GAAP financial measures.

Key Investment Highlights

REGENCY ENERGY PARTNERS

- Integrated midstream portfolio
  - Diverse portfolio of services provides attractive options for producers
  - Assets strategically positioned to benefit from growing drilling activity in liquids-rich plays
- Significant organic growth and acquisition history
  - Completed more than $4.3 billion in acquisitions and $2.9 billion of organic growth projects since IPO[1]
- Visibility for continued growth
  - Approximately $1 billion in organic growth projects currently under construction
  - $685 million in organic growth capital investments planned for 2013[2]
- Stable cash flows
  - Diversity of business mix reduces volatility and provides more predictable cash flow stream
  - Already began hedging a portion of natural gas, condensate and NGL exposure associated with recently acquired SUGS assets
- Strong balance sheet
  - Approximately $770 million in liquidity as of March 31, 2013
- Experienced management team and supportive general partner
  - Committed to growing distributions

1. Organic growth projects include $685 million in capital expected to be spent by year-end 2013; including expenditures related to recently acquired SUGS assets
2. Includes expenditures for projects currently under construction

Integrated Midstream Platform

➢ Regency's diverse portfolio of services generates solid results while offering complete midstream services to producers


Natural Gas Services
Natural Gas Production
Contract Services (compression & treating)
Gathering & Dehydration
Processing & Treating
Residue Gas
Natural Gas Transportation
Utilities
Residential
Industrial
Raw NGL Mix
NGL Logistics
NGL Transportation
NGL Fractionation
Ethane
Propane
Butanes
Pentanes+
NGL Storage & Distribution
Chemical Plants
Refineries
Propane Distributors
Marketing

Year-to-Date Performance

- Regency's year-to-date performance is primarily due to volume growth and increased demand for NGL logistics in liquids-rich areas

Adjusted EBITDA


$ in millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$92
$103
$112
$115
$134
$115
$114
$116
$127
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

Gathering & Processing Throughput


Throughput MMBtu/d (000's)
1,600
1,400
1,200
1,000
800
600
400
200
0
NGL Gross Production Bbl/d (000's)
60
50
40
30
20
10
0
983
1,072
1,270
1,328
1,366
1,359
1,442
1,488
1,517
28
28
35
36
38
37
36
40
43
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Gathering & Processing Throughput
NGL Gross Production

Regency is poised for DCF/unit growth

SUGS Transaction Highlights

- On April 30, 2013, Regency acquired Southern Union Gathering Services, Ltd. ("SUGS"), from Southern Union Company, a jointly owned affiliate of Energy Transfer Equity, L.P. and Energy Transfer Partners, L.P. for $1.5 billion

Plant Capacities		
Plant Name	Processing (MMcf/d)	Treating (MMcf/d)
Waha	125	125
Ranch JV	125	0
Total RGP	**250**	**125**
Coyanosa	120	150
JAL	80	120
Keystone	125	125
Tippett	55	35
Halley	110	0
Mi Vida	0	120
Total SUGS	**490**	**550**
Total Combined	**740**	**675**
Red Bluff Plant	200	220
Expansion 2	200	100
Total (including new facilities)	**1,140**	**995**

Pro-forma West Texas Asset Map



Delaware Sands
Bone Spring
New Mexico
West Eunice Comp Sta.
Jal Plant
Avalon Shale
Keystone Plant
Red Bluff
Halley Plant
Block 16 Treater
Texas
Coyanosa Plant
Wolfcamp/Wolfbone
Tippett Plant
Putnam Treater
Grey Ranch CO 2 Treater
Culberson
Andrews
Upton
Reagan
Crockett
Pecos
Terrell
Ward
Crane
Ector
Winkler
Loving
Reeves
Eddy
Lea
Gaines
Southern Union Gathering Company, LLC
Plant facility
Plant facility under construction
Regency Energy Partners
Plant facility

SUGS Transaction Highlights

- Well into the process of integrating the SUGS and Regency Permian assets, and expect to realize significant synergies and further growth opportunities going forward

Expanded Footprint and Scale	➢ Enhanced exposure to the Permian Basin, one of the most prolific, high growth, oil and liquids-rich basins in North America ➢ Complementary assets broaden scale and scope in core gathering and processing business segment ➢ Further strengthens Regency's balance sheet
Significant Synergies	➢ In the process of executing physical optimization projects identified by combining the two systems, which will increase reliability, maximize efficiencies and reduce costs ➢ As part of this transaction, Regency will assume operational responsibility for RGP West Texas and SUGS ➢ Expect significant G&A and operating cost reductions compared to historical numbers
Organic Growth Platform	➢ Ongoing organic growth projects and expanded footprint provide for strong platform for additional growth • Currently completing construction of new 200 MMcf/d Red Bluff processing facility with associated treating - expected online in mid-2013 • In planning stages for second, 200 MMcf/d cryogenic processing facility which is driven by new supply and demand for additional processing capacity - expected online in mid-to-late 2014 ➢ Combination creates opportunities to expand system further into nearby developing shales

Expanding Asset Base

- Diversified asset portfolio is strategically positioned to benefit from drilling activity in liquids-rich plays

Asset Summary[1]	
Gathering Pipeline[2]	11,945 miles
Treating/Processing Plants[2,3]	22
Transportation Pipeline[4]	960 miles
Contract Compression (HP)	891,000
NGL Transportation[5]	1,740 miles
NGL Fractionation[5]	125,000 Bbls/d
NGL Storage[5]	47 MMBbls/d



MAP LEGEND

- Compression & Treating Operating Base
- Gathering System
- Regency Intrastate Gas System (RIGS)*
- Lone Star NGL*
- Midcontinent Express Pipeline*
- Regency Regional Offices
- SUGS Pipeline
- SUGS Treating/Processing Facility
- Regency Corporate Headquarters
- Regency Gas Treating/Processing Facility
- Lone Star NGL Facility*

*Via joint venture interest

1 As of 3/31/2013 unless otherwise noted
2 As of 4/30/2013
3 Operated within Regency's Gathering & Processing Segment
4 Via Haynesville Joint Venture, in which Regency has a 49.99% interest and MEP Joint Venture, in which Regency has a 50% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
5 Via Lone Star Joint Venture, in which Regency has a 30% interest

Recently Completed Expansions

Project	RGP Growth Capital ($ in millions)	Contract Type	Estimated Completion Date
Ranch JV Processing Facility[1]	$33	Fee-based 10-year terms	Refrigeration Plant – Operational as of June 2012 Cryogenic Processing Plant – Operational December 2012
Lone Star Gateway NGL Pipeline[2]	$275	Fee-based 15-year terms	In service December 2012
Lone Star Fractionator 1[2]	$118	Fee-based 10-year terms	In Service December 2012
Tilden Treating Plant Expansion	$40	Fee-based with acreage dedication	Online January 2013
Eagle Ford Expansion	$490	Fee-based 20-year terms	Ongoing; Final Completion Early 2014
Total Growth Capital	**$956**		

Regency is already seeing the benefit from the ramp up of its recently completed growth projects

1. Represents Regency's 33.33% share
2. Represents Regency's 30% share

Major Expansions Under Construction

Project	RGP Growth Capital ($ in millions)	Contract Type	Completion Date
Edwards Lime JV Gathering System Expansion[1]	$90	Fee-based with reservation fees 15-year terms	Q2 2013
Dubach Expansion	$75	Fee-based with acreage dedication	20 MMcf/d JT in service November 2012 70 MMcf/d cryogenic processing plant expected online Q2 2013
Red Bluff Expansion[2]	$330	Primarily POP with some opportunities to utilize fee-based	Mid 2013
Dubberly Expansion	$65	Fee-based with acreage dedication	December 2013
Lone Star Fractionator 2[3]	$105	Fee-based 10-year terms	Q4 2013
WTX Expansion 2[2]	$230	Primarily POP with some opportunities to utilize fee-based	Mid-to-late 2014
Mariner South Pipeline	$70	Fee-based	Q1 2015
Total Growth Capital	**$965**		

1. Represents Regency's 60% share
2. Represents total project costs. Regency's expected costs since April 30, 2013, are expected to be $69 million and $183 million, respectively
3. Represents Regency's 30% share

Gathering & Processing Expansion Plans

REGENCY ENERGY PARTNERS

- Potential to develop assets in emerging shale plays located near existing assets that are beginning to require gathering and processing infrastructure

South Texas Growth

- **Eagle Ford Expansion**
  - 400 miles of gas and condensate gathering
  - 125,000 HP of compression
- **Edwards Lime JV Expansion**
  - Incremental 90 MMcf/d of gathering and treating capacity
  - 17,000 Bbls/d of additional crude transportation and stabilization capacity
- **Tilden Expansion**
  - Increased total treating capacity from 70 MMcf/d to 130 MMcf/d


Permian/Bone Spring
Cotton Valley/Brown Dense
Eagle Ford Shale
MAP LEGEND
Compression & Treating Operating Base
Gathering System
Regency Intrastate Gas System (RIGS)*
Lone Star NGL*
Midcontinent Express Pipeline*
Regency Regional Offices
SUGS Pipeline
SUGS Treating/Processing Facility
Regency Corporate Headquarters
Regency Gas Treating/Processing Facility
Lone Star NGL Facility*
*Via joint venture interest

North Louisiana Growth

- **Dubach Expansion**
  - Incremental 70 MMcf/d of cryogenic processing
  - Incremental 20 MMcf/d of JT capacity
- **Dubberly Expansion**
  - 32-mile, 24" pipeline will increase gathering capacity by 400 MMcf/d

West Texas Growth

- **Ranch JV**
  - 25 MMcf/d refrigeration plant
  - 100 MMcf/d cryogenic processing plant
- **Red Bluff Expansion**
  - 200 MMcf/d cryogenic processing plant with associated treating
- **WTX Expansion 2**
  - 200 MMcf/d cryogenic processing plant with associated treating

2013 Gathering & Processing Opportunities

- Potential to develop assets in emerging shale plays located near existing assets that are beginning to require gathering and processing infrastructure

Avalon/Bone Spring/Permian

- Upgrading Waha plant to increase processing efficiencies and recoveries
- Anticipate expanding stabilization and condensate transportation out of central delivery points on Waha system
- Red Bluff and WTX Expansion 2 will help address additional processing capacity needs necessitated by continued drilling in production area
- Combined Permian assets allow Regency access to major shale plays, including Avalon, Bone Springs, Wolf Camp and Wolf Bone shales, along with traditional Permian Basin and emerging Cine Shale

Eagle Ford Shale

- Increased in-field drilling is increasing gas flows to CDP's
- Exploring development of crude oil pipeline takeaway
- Pursuing solutions to increase processing capacity in region
- Evaluating opportunities to segregate dry and wet gas, creating opportunities to expand into wet-gas areas

Cotton Valley/Brown Dense

- Expect an increase in Cotton Valley production as additional operators permitting and drilling Cotton Valley wells inside of operating area
- Continued success in Cotton Valley and Smackover formation would create necessity for additional processing around Dubach and Dubberly facilities
- Evaluate opportunities to further expand footprint into Brown Dense should production increase significantly

Recently completed growth projects are laying the foundation for additional expansions to meet growing producer demand in our various operating areas

Lone Star Expansion Plans



CO
KS
OK
AR
MS
AL
TX
LA

West Texas Gateway NGL Pipeline

- 209,000 Bbls/d pipeline will provide access to new liquid takeaway and fractionation in the Eagle Ford Shale to enhance probability of installation of new processing facilities

Frac 1 & 2

- Recently completed construction of first 100,000 Bbls/d fractionator at Mont Belvieu
- Currently constructing second 100,000 Bbls/d fractionator at Mont Belvieu

Mariner South

- Project will integrate SXL's Nederland Terminal and pipeline with Lone Star's Mont Belvieu fractionation and storage facilities
- 100,000 Bbls/d de-ethanizer to convert propane to international specifications

2013 Opportunities

- Evaluating opportunities to further expand capacity on the Gateway Pipeline
- Mont Belvieu assets are positioned to further expand as demand for fractionation capacity increases in the area
- Recently announced propane export project
- Working to optimize storage mix at Mont Belvieu
- Pursuing expansion opportunities for the Refinery Services business to help refiners maximize operations

Expect Lone Star's EBITDA to increase significantly as projects come online and volumes ramp up in 2013 and 2014

Contract Services

- Revenue generating horsepower increased to 891,000 and utilization was 93% for the first quarter of 2013, compared to 843,000 and 86% for the first quarter of 2012, respectively

Contract Compression Growth Opportunities

- Set first units in three new shale plays in Q4 2012 and Q1 2013
  - Utica
  - Granite Wash
  - Niobrara
- Continued to pursue larger gas-lift opportunities and turn-key facility installations, including for compression and production facilities
- Recently completed installation of three turn-key projects, with two more expected to be completed before the end of 2012

Contract Treating Growth Opportunities

- GPM bookings increased significantly in the first quarter, compared to all of 2012
- Greatest opportunities to provide amine treating in Woodbine area, south and west Texas



Niobrara
Marcellus/Utica
PA
NE
CO
KS
Fayetteville
Granite Wash
Barnett/Haynesville
Permian/Avalon/ Bone Spring
OK
AR
MS
AL
TX
LA
Eagle Ford
Gulf Coast

Maintain Stable Cash Flows

- Acquisition of the SUGS assets significantly increases the scope of Regency's core gathering and processing business in one of the top oil-producing basins in the U.S.

Adjusted Total Segment Margin

2012 | 2013 Pre-Closing Estimate | 2013 Post-Closing Target


9%
8%
83%
7%
7%
86%
10%
20%
70%
Fee-based
Hedged Commodity
Un-hedged Commodity

Adjusted Total Segment Margin by Business

2012 | 2013 Pre-Closing Estimate | 2013 Post-Closing Estimate


25%
36%
11%
28%
24%
37%
16%
23%
21%
46%
13%
19%
Gathering and Processing
Natural Gas Transportation
NGL Logistics
Contract Services

2013 Objectives

Execute on Current Expansion Projects	➢ Majority of Regency's announced expansion projects are expected to come online in 2013 ➢ All projects currently under construction are expected to be completed on or ahead of schedule and within budget
Maintain Stability of Cash Flows	➢ Execute on a number of swap contracts to mitigate a substantial portion of the added commodity price risk
Target Strategic Expansions and Acquisitions	➢ Leverage current asset base and portfolio of expansion projects to create additional opportunities ➢ Focus on expansions and acquisitions of complementary assets that are strategically located and provide attractive returns
Preserve Financial Flexibility	➢ Target total leverage of approximately 4.0x ➢ Fund future expansions and acquisitions appropriately to maintain balance sheet strength ➢ Achieve investment grade ratings

Management is focused on growing distributions

Appendix



Maintain Stable Cash Flows: DCF Sensitivities

REGENCY ENERGY PARTNERS

DCF Sensitivity to Commodity Price Changes – Balance of 2013[1]

Change in Natural Gas Price ($/MMbtu) \ Change in WTI Price ($/Bbl)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (20)M	$ (10)M	$ 0M
Flat	$ (10)M	$ 0	$ 10M
Increase $1.00	$ 0M	$ 10M	$ 20M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $10 million change in Regency's forecasted 2013 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $10 million change in Regency's forecasted 2013 DCF

1 As of April 1, 2013; Inclusive of SUGS as of April 30, 2013

Maintain Stable Cash Flows: Comprehensive Hedging Program

REGENCY ENERGY PARTNERS

Executed Hedges by Product[1]	Balance of 2013		Full Year 2014	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Ethane[2]	1,000		-	-
Propane	1,523	$0.94	-	-
Normal Butane	481	$1.58	150	$1.54
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	1,405	$97.46	426	$96.23
Cushing to Midland Basis	500	(0.25)	-	-
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas (Henry Hub)	19,759	$3.84	17,000	$4.13
Natural Gas (Permian)	15,000	$4.35	15,000	$4.22

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon

1 As of May 15, 2013

2 3,000 MMbtu/d of natural gas swap volume have been internally allocated to ethane, creating a synthetic put of approximately 1,000 Bbls/d

Non-GAAP Reconciliation

	Three Months Ended March 31, 2013	Three Months Ended March 31, 2012
	($ in thousands)	
Net income	$ (4,803)	$ 28,900
Add (deduct):		
Interest expense, net	36,771	29,557
Depreciation and amortization	48,259	51,506
Income tax expense (benefit)	(2,271)	51
EBITDA (1)	$ 77,956	$ 110,014
Add (deduct):		
Non-cash gain from commodity and embedded derivatives	18,217	(2,115)
Unit-based compensation expenses	1,750	1,289
Loss (gain) on asset sales, net	1,055	36
Income from unconsolidated affiliates	(35,397)	(31,958)
Partnership's interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)(5)	63,125	57,218
Other income, net	273	(434)
Adjusted EBITDA	$ 126,980	$ 134,050
(1) Earnings before interest, taxes, depreciation and amortization.		
(2) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:		
Net income	$ 19,733	$ 22,622
Add (deduct):		
Depreciation and amortization	9,126	9,094
Interest expense, net	439	480
Gain on sale of asset, net	(12)	-
Adjusted EBITDA	$ 29,286	$ 32,196
Average ownership interest	49.99%	49.99%
Partnership's interest in Adjusted EBITDA	$ 14,640	$ 16,095
(3) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows:		
Net income	$21,080	$21,494
Add:		
Depreciation and amortization	17,359	17,369
Interest expense, net	12,846	12,894
Adjusted EBITDA	$51,285	$51,757
Average ownership interest	50.00%	50.00%
Partnership's interest in Adjusted EBITDA	$25,643	$25,879
(4) 100% of Lone Star Joint Venture's Adjusted EBITDA is calculated as follows:		
Net income	$ 54,114	$ 37,881
Add (deduct):		
Depreciation and amortization	19,732	$ 12,270
Other expenses, net	728	673
Adjusted EBITDA	$ 74,574	$ 50,824
Average ownership interest	30.00%	30.00%
Partnership's interest in Adjusted EBITDA	$ 22,372	$ 15,247
(5) 100% of Ranch Joint Venture's Adjusted EBITDA is calculated as follows:		
Net income (loss)	$ 87	$ (24)
Add (deduct):		
Depreciation and amortization	1,325	-
Other income, net	-	-
Adjusted EBITDA	$ 1,412	$ (24)
Average ownership interest	33.33%	33.33%
Partnership's interest in Adjusted EBITDA	$ 471	$ (8)
We acquired a 33.33% interest in Ranch Joint Venture in December 2011.		
(6) 60% of ELG's Adjusted EBITDA is calculated as follows:		
Net income (loss)	$ 1,558	$ 1,219
Add (deduct):		
Depreciation and amortization	561	446
Income tax expense	30	24
Adjusted EBITDA	$ 2,149	$ 1,689
Ownership interest	60%	60%
Partnership's interest in Adjusted EBITDA	$ 1,289	$ 1,013
We acquired a 33.33% interest in Ranch Joint Venture in December 2011.		

Non-GAAP Reconciliation

	Three Months Ended			
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
	($ in thousands)			
Net income (loss)	$ (8,949)	$ (1,454)	$ 29,327	$ 28,900
Add:				
Interest expense, net	36,314	28,567	27,934	29,557
Depreciation and amortization	58,992	45,881	45,132	51,506
Income tax expense (benefit)	739	-	38	51
EBITDA (1)	$ 87,096	$ 72,994	$ 102,431	$ 110,014
Add (deduct):				
Non-cash (gain) loss from commodity and embedded derivatives	(2,177)	7,327	(21,862)	(2,115)
Unit-based compensation expenses	1,315	1,176	1,005	1,289
Loss (gain) on asset sales, net	1,303	(42)	1,548	36
Income from unconsolidated affiliates	(27,139)	(21,055)	(34,185)	(31,958)
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)(5)	56,911	54,201	59,163	57,218
Loss on debt refinancing, net	-	-	7,820	-
Other income, net	(1,471)	(452)	(994)	(640)
Adjusted EBITDA	$ 115,838	$ 114,149	$ 114,926	$ 133,844

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 14,483	$ 6,520	$ 26,222	$ 22,622
Add (deduct):				
Depreciation and amortization	9,114	9,152	9,108	9,094
Interest expense, net	427	457	460	480
Loss on sale of asset, net	425	1,285	-	-
Impairment of property, plant and equipment	7,637	14,114	-	-
Other expense, net	-	-	-	-
Adjusted EBITDA	$ 32,086	$ 31,528	$ 35,790	$ 32,196
Ownership interest	49.99%	49.99%	49.99%	49.99%
Partnership's interest in Adjusted EBITDA	$ 16,040	$ 15,761	$ 17,891	$ 16,095

(3) 100% of MEP Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 20,660	$ 20,735	$ 20,377	$ 21,494
Add:				
Depreciation and amortization	17,357	17,354	17,357	17,364
Interest expense, net	12,837	12,812	12,899	12,894
Adjusted EBITDA	$ 50,854	$ 50,901	$ 50,633	$ 51,752
Ownership interest	50%	50%	50%	50%
Partnership's interest in Adjusted EBITDA	$ 25,427	$ 25,450	$ 25,317	$ 25,876

We acquired a 49.9% interest in MEP Joint Venture in May 2010.

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 37,460	$ 30,611	$ 41,220	$ 37,881
Add (deduct):				
Depreciation and amortization	13,787	12,832	12,635	12,270
Other (income) expense, net	270	36	(673)	673
Adjusted EBITDA	$ 51,517	$ 43,479	$ 53,182	$ 50,824
Ownership interest	30%	30%	30%	30%
Partnership's interest in Adjusted EBITDA	$ 15,455	$ 13,043	$ 15,954	$ 15,247

We acquired a 30% interest in Lone Star Joint Venture in May 2011.

(5) 100% of Ranch Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net loss	$ (623)	$ (880)	$ (51)	$ -
Add (deduct):				
Depreciation and amortization	615	713	55	-
Other income, net	(23)	-	-	-
Adjusted EBITDA	$ (31)	$ (167)	$ 4	$ -
Ownership interest	33%	33%	33%	33%
Partnership's interest in Adjusted EBITDA	$ (11)	$ (55)	$ 1	$ -

We acquired a 33.33% interest in Ranch Joint Venture in December 2011.

Non-GAAP Reconciliation

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income	$ 13,628	$ 30,849	$ 14,837	$ 14,305
Add (deduct):				
Interest expense, net	28,926	28,852	24,689	20,007
Depreciation and amortization	45,989	41,956	40,503	40,236
Income tax expense (benefit)	484	(89)	102	(32)
EBITDA (1)	**$ 89,027**	**$ 101,568**	**$ 80,131**	**$ 74,516**
Add (deduct):				
Non-cash (gain) loss from commodity and embedded derivatives	2,230	(15,056)	(803)	(4,290)
Unit-based compensation expenses	923	891	875	921
Loss (gain) on asset sales, net	(2,422)	(131)	153	28
Income from unconsolidated affiliates	(32,619)	(30,946)	(32,167)	(23,808)
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)	57,572	56,128	55,413	44,459
Other expense, net	290	(536)	(352)	(29)
Adjusted EBITDA	**$ 115,001**	**$ 111,918**	**$ 103,250**	**$ 91,797**

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income Haynesville Joint Venture	$ 24,483	$ 24,282	$ 30,265	$ 30,156
Add (deduct):				
Depreciation and amortization	9,084	9,100	8,664	8,082
Interest expense, net	463	395	251	136
Other expense, net	-	5	-	11
Haynesville Joint Venture's Adjusted EBITDA	**$ 34,030**	**$ 33,782**	**$ 39,180**	**$ 38,385**

(3) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows:

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income MEP Joint Venture	$ 22,655	$ 2,198	$ 20,276	$ 20,410
Add:				
Depreciation and amortization	17,362	17,401	17,398	17,377
Other expense	12,892	12,855	12,913	12,855
MEP Joint Venture's Adjusted EBITDA	**$ 52,909**	**$ 32,454**	**$ 50,587**	**$ 50,642**

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA is calculated as follows:

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income Lone Star Joint Venture	$ 35,049	$ 30,952	$ 27,958	N/A
Add (deduct):				
Depreciation and amortization	12,205	12,904	7,139	N/A
Other (income) expense, net	(237)	(16)	185	N/A
Lone Star Joint Venture's Adjusted EBITDA	**$ 47,017**	**$ 43,840**	**$ 35,282**	**N/A**

N/A - We acquired a 30% interest in Lone Star Joint Venture in May 2011.

Non-GAAP Reconciliation

	Three Months Ended				
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
			($ in millions)		
Net income	$ (5)	$ (9)	$ (1)	$ 29	$ 29
Add (deduct):					
Operation and maintenance	45	45	41	39	41
General and administrative	17	16	15	16	16
Loss (gain) on asset sales, net	1	1	-	2	-
Depreciation and amortization	48	59	46	45	51
Income from unconsolidated affiliates	(35)	(27)	(21)	(34)	(32)
Interest expense, net	37	36	28	28	30
Loss on debt refinancing, net	-	-	-	8	-
Other income and deductions, net	14	(4)	(1)	(8)	(17)
Income tax expense (benefit)	(2)	1	-	-	-
Total Segment Margin	**120**	**118**	**107**	**125**	**118**
Non-cash loss (gain) from commodity derivatives	4	2	9	(14)	(2)
Segment margin related to the noncontrolling interest	(2)	(2)	(1)	(1)	(1)
Segment margin related to our ownership percentage in Ranch JV	1	-	-	-	-
Adjusted Total Segment Margin	**$ 123**	**$ 118**	**$ 115**	**$ 110**	**$ 115**
Gathering and Processing Segment Margin	**$ 71**	**$ 69**	**$ 60**	**$ 79**	**$ 71**
Non-cash loss (gain) from commodity derivatives	4	2	9	(14)	(2)
Segment margin related to the noncontrolling interest	(2)	(2)	(1)	(1)	(1)
Segment margin related to our ownership percentage in Ranch JV	1	-	-	-	-
Adjusted Gathering and Processing Segment Margin	**74**	**69**	**68**	**64**	**68**
Natural Gas Transportation Segment Margin	**-**	**-**	**-**	**1**	**1**
Contract Services Segment Margin	**47**	**50**	**47**	**45**	**47**
Corporate Segment Margin	**5**	**5**	**5**	**5**	**4**
Inter-segment Eliminations	**(3)**	**(6)**	**(5)**	**(5)**	**(5)**
Adjusted Total Segment Margin	**$ 123**	**$ 118**	**$ 115**	**$ 110**	**$ 115**

Non-GAAP Reconciliation

	Three Months Ended March 31, 2013		Three Months Ended March 31, 2012	
Haynesville Joint Venture	($ in millions)			
Net income	$	20	$	23
Add:				
Operation and maintenance		5		5
General and administrative		5		4
Depreciation and amortization		9		9
Total Segment Margin	**$**	**39**	**$**	**41**

	Three Months Ended March 31, 2013		Three Months Ended March 31, 2012	
MEP Joint Venture	($ in millions)			
Net income	$	21		$21
Add:				
Operation and maintenance		3		4
General and administrative		7		7
Depreciation and amortization		17		17
Interest expense, net		13		13
Total Segment Margin	**$**	**61**	**$**	**62**

	Three Months Ended March 31, 2013		Three Months Ended March 31, 2012	
Lone Star Joint Venture	($ in millions)			
Net income	$	54	$	38
Add:				
Operation and maintenance		18		12
General and administrative		9		5
Depreciation and amortization		20		12
Tax expense		1		-
Total Segment Margin	**$**	**102**	**$**	**68**

	Three Months Ended March 31, 2013		Three Months Ended March 31, 2012	
	($ in millions)			
Ranch Joint Venture				
Net income (loss)	$	-	$	-
Add:				
Operation and maintenance		2		-
Depreciation and amortization		1		-
Total Segment Margin	**$**	**3**	**$**	**-**

*Ranch Joint Venture's Refrigeration Processing Plant started its operation in June 2012 and the full facility began operations in December 2012.